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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement on Form S-1 of our report on Advantica Restaurant Group, Inc. (formerly Flagstar Companies, Inc.) dated February 13, 1997, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP

Greenville, South Carolina
February 6, 1998